EXHIBIT 32.1

                                                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                                                                             AS ADOPTED PURSUANT TO
                                                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of  Silverstar  Mining Corp.   (the "Company") on Form 10-K/A for the year ended September 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

3.
A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Date:  January 26, 2011

                                                    By: /s/ Neil Kleinman
                                                        -----------------
                                                        Neil Kleinman
                                                        Chief Executive Officer